EXHIBIT 99.1


Mainland Resources, Inc.
20333 SH 249, Suite 200
Houston, Texas 77070                [Mainland Resources, Inc. Logo Appears Here]
info@mainlandresources.com


NEWS RELEASE


   Mainland Resources, Inc. Places Second Successful Haynesville Shale Well On
                     Production In DeSoto Parish, Louisiana


     Houston, Texas / PR Newswire - Sept. 21, 2009 -Mainland Resources, Inc., (OTCBB:MNLU 5MN-Frankfurt) a Nevada Corporation (the "Company") reports that the Company and its Operator have placed the Dehan et al 15H #1 well (Section 15, 13N-14W, DeSoto Parish, La.) on production.

     The Dehan et al 15H #1 well had an initial production rate of 7.643 Mmcfe/d on a 14/64" (inch) choke with 8,396# flowing casing pressure on 8/18/09. The well has averaged 8.3 Mmcfe/d with a 8478# flowing casing pressure from 8/18/09 to 9/4/09. Mainland owns a 22.54% working interest in the well. The initial press release announcing the spudding of the well dated May 14, 2009 indicated that Mainland owned a 25.42% working interest. Upon completion by the Operator of the drilling title opinion for the drilling unit, it was determined that Mainland owned a 22.54% working interest in the well.

     The Dehan et al 15H #1 is the third well to be drilled and second to be completed by the Operator in the Haynesville shale on Mainland's leases. The second well (Stevenson-Douglas 16-1) was drilled to 10,800 feet and the intermediate casing was run to this depth using a shallow rig. The lateral portion of the well is expected to be drilled with the well subsequently completed in the fourth quarter of this year.

     The first well drilled  (Griffith 11 #1) had an initial  production rate of
23.3 Mmcfe/d on a 28/64" (inch) choke. The Dehan well has been kept on a tight choke of 14/64" (inch), which is one-half of the choke size placed on the Griffith well. The Operator has been performing tests with a number of wells in order to determine if increased backpressure will affect well productivity. The Dehan well is one of the test wells.

     In order to compare the early life well performance of the Griffith well with the Dehan well and consider the different flowing conditions (ie. choke size, tubulars etc.), Mainland Resources engaged the Petroleum Engineering Firm, W.D. Von Gonten & Co. to carry out a well test analysis comparison. Von Gonten & Co. has completed numerous North Louisiana Haynesville Shale studies and is very experienced in the early stages of this play. The well test analysis comparison shows that there is no significant difference in the productivity between the Griffith and Dehan wells. The permeability-thickness map also shows both wells to be in a very good area.

     Company President Mike Newport states, "Bringing the Dehan well online further validates our acreage in our DeSoto Parish, Louisiana leases. We now have our second highly productive Haynesville shale gas well delivering gas and generating revenue."

   ABOUT MAINLAND RESOURCES, INC.

     Mainland Resources is a junior company engaged in the exploration and development of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

   See: www.mainlandresources.com for more information.

       Symbol:    MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

       Contact:   Investor Relations (USA)
                  Tel. 281-469-5990

                  Investor Relations (Europe)
                  Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.